Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Financial Highlights” in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-96219) and under the Investment Company Act of 1940 (File No. 811-4182) of Mercury Funds II and to the incorporation by reference therein of our report, dated August 16, 2004, with respect to the financial statements of Merrill Lynch International Value Fund for the year ended June 30, 2004.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 25, 2004